Exhibit 99.1

    Aether Engages FBR As Financial Advisor in Strategic Evaluation Process

     OWINGS MILLS, Md.--(BUSINESS WIRE)--Feb. 26, 2004--Aether Systems, Inc. (Nasdaq:AETH), today announced that it has retained Friedman, Billings, Ramsey & Co., Inc. ("FBR") to advise the Company in exploring a range of strategic options. The Company said that FBR will assist Aether management and its Board of Directors in evaluating possible options that include acquisitions of new or complementary businesses, additional divestitures, investment strategies, or other strategic initiatives.
     By engaging FBR, Aether said, the Company hopes to both accelerate its previously announced goal of reaching profitability as well as adopting a longer-term strategy to enhance the value of its assets for shareholders.
     "Following the recent sale of our Enterprise Mobility Solutions division, Aether is faced with some very important decisions in terms of how to best serve our shareholders and leverage our existing assets," said Chairman and CEO David
S. Oros. "We believe that FBR's experience and expertise will assist us in deciding how best to maximize our two operating businesses, our significant cash balances, and our substantial accumulated net operating losses."

     About Aether Systems, Inc.

     Aether Systems provides wireless and mobile data solutions that increase efficiency and productivity for the Transportation, Fleet Management, and Public Safety markets. Aether's transportation and fleet management solutions, in use by over 600 fleets, include the industry-leading MobileMax(TM) multi-mode system. MobileMax automatically switches between land-based and satellite communications to ensure complete coverage and cost-effective communications. Aether's public safety solutions help hundreds of Police and Fire departments in North America leverage the power of wireless for improved service to the public. The PacketCluster(TM) family of products provides officers in the field with empowering applications including direct access to motor vehicle and warrant information within seconds, and paperless reporting systems. For more information, please visit www.aethersystems.com.

     For information on Friedman, Billings, Ramsey & Co., Inc., please visit www.fbr.com.

     Forward-Looking Statement Disclosure

     This press release contains "forward-looking statements," as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding the Company's efforts to achieve profitability, its ability to implement any of a number of different strategic options, and the impact of such strategic options on our business and financial performance and on shareholder value. Forward-looking statements typically include the words "expect," "anticipate," "believe," "estimate," "intend," "may," "will," and similar expressions as they relate to Aether or its management. Forward-looking statements are based on our current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of our future performance or results. Our actual performance and results could differ materially from what we project in forward-looking statements for a variety of reasons and circumstances, including particularly such risks and uncertainties Risks and uncertainties that may affect the Company's operations, financial condition and financial results are discussed in detail in the Company's Annual Report on Form 10-K and our other filings with the Securities Exchange Commission. They include, but are not limited to: whether we will be able to recruit and retain qualified personnel, particularly in light of restructuring efforts and divestiture processes; our ability to identify and implement any strategic option on favorable terms or at all; potential negative effects on our operations and financial results from workforce reductions, other restructuring activities, and the evaluation of strategic options (including possible divestitures);; and the potential loss of significant customers. Aether undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    CONTACT: Aether Systems, Inc.
             Greg Abel, 443-394-5165
             Investor_relations@aethersystems.com